SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BRIGHTHOUSE FUNDS TRUST I

(Name of Registrant As Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

BRIGHTHOUSE FUNDS TRUST I

11225 North Community House Road

Charlotte, North Carolina 28277

March 6, 2025

Dear Contract Owner:

The accompanying information statement provides information about an amendment (the “Amendment”) to the subadvisory agreement (the “Subadvisory Agreement”) between Brighthouse Investment Advisers, LLC (“BIA”) and BlackRock Financial Management, Inc. (the “Subadviser” or “BlackRock FM”) with respect to BlackRock High Yield Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I (the “Trust”) and a new sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) among BIA, BlackRock FM and BlackRock International Limited (the “Sub-Subadviser” or “BlackRock International”) also with respect to the Portfolio. The Amendment, effective December 9, 2024, amends and restates certain provisions of the Subadvisory Agreement to permit the Subadviser to delegate any or all responsibilities under the Subadvisory Agreement to an affiliate of the Subadviser with the written permission of BIA. The Sub-Subadvisory Agreement, also effective December 9, 2024, delegates such responsibilities from the Subadviser to the Sub-Subadviser. No changes to the Portfolio’s portfolio managers or principal investment strategies or to the Subadviser’s duties and responsibilities to the Portfolio under the Subadvisory Agreement are expected in connection with the implementation of the Amendment and the Sub-Subadvisory Agreement. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of January 31, 2025.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

/s/ Kristi Slavin
Kristi Slavin
President
Brighthouse Funds Trust I

BRIGHTHOUSE FUNDS TRUST I

BlackRock High Yield Portfolio

11225 North Community House Road

Charlotte, North Carolina 28277

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about an amendment (the “Amendment”) to the investment subadvisory agreement (the “Subadvisory Agreement”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and BlackRock Financial Management, Inc. (the “Subadviser” or “BlackRock FM”) with respect to BlackRock High Yield Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I (the “Trust”) and a new sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) among BIA, BlackRock FM and BlackRock International Limited (the “Sub-Subadviser” or “BlackRock International”) also with respect to the Portfolio. The Amendment, effective December 9, 2024, amends and restates certain provisions of the Subadvisory Agreement to permit the Subadviser to delegate any or all responsibilities under the Subadvisory Agreement to an affiliate of the Subadviser with the written permission of BIA. The Sub-Subadvisory Agreement, also effective December 9, 2024, delegates such responsibilities from the Subadviser to the Sub-Subadviser. No changes to the Portfolio’s portfolio managers or principal investment strategies or to the Subadviser’s duties and responsibilities to the Portfolio under the Subadvisory Agreement are expected in connection with the implementation of the Amendment and the Sub-Subadvisory Agreement. This Information Statement is being mailed beginning on or about March 7, 2025 to the Portfolio’s Contract Owners of record as of the close of business on January 31, 2025 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-882-1292.

BIA serves as investment adviser to the Portfolio pursuant to a management agreement dated August 4, 2017, as amended from time to time, between the Trust and BIA (the “Management Agreement”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. For the fiscal year ended December 31, 2024, the Portfolio paid to the Distributor fees in the amount of $1,596,869. BIA and the Distributor are located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of the Trust and is located at John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Section 15(a) of Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees must approve any new or amended subadvisory agreements implemented in reliance on the Order. The Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into an investment subadvisory agreement with a new subadviser or the implementation of a proposed material change in an existing subadvisory agreement, in each case without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to December 9, 2024, BlackRock FM served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, as amended December 9, 2019, between BIA and BlackRock FM (defined above as the “Subadvisory Agreement”). At a meeting of the Board of Trustees of the Trust (the “Board”) held on December 3-4, 2024 (the “December Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”) approved an Amendment to the Subadvisory Agreement (defined above as the “Amendment”) between BIA and BlackRock FM with respect to the Portfolio, which amended and restated certain provisions of the Subadvisory Agreement. At the December Meeting, the Board also approved the Sub-Subadvisory Agreement among BIA, BlackRock FM and BlackRock International. Both the Amendment and the Sub-Subadvisory Agreement took effect as of December 9, 2024. For a discussion regarding the factors considered by the Board in approving the Amendment and the Sub-Subadvisory Agreement, see Section III below. As discussed below, the Amendment only amended and restated certain provisions of the Subadvisory Agreement. The Portfolio does not pay either the subadvisory fee under the Subadvisory Agreement or the sub-subadvisory fee under the Sub-Subadvisory Agreement. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio. A supplement to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information was filed to reflect the approval of the Amendment and the Sub-Subadvisory Agreement.

II.	The Subadvisory Agreement, the Amendment and the Sub-SubAdvisory Agreement

The Subadvisory Agreement and the Amendment

The Amendment is attached as Exhibit 1 to this Information Statement. The material amendments being made to the terms of the Subadvisory Agreement in the Amendment are described below under “Material Amendments to the Subadvisory Agreement.” Please read Exhibit 1 for a complete understanding of the amendments that were made to the Subadvisory Agreement.

The Subadvisory Agreement provides that it will remain in effect, unless sooner terminated, for a period of one year from the effective date and will continue in effect for successive periods of one year thereafter only so long as the Board or a majority of the outstanding voting securities of the Portfolio specifically approves its continuance at least annually; and further provided that such continuance is also approved annually by a majority of the Independent Trustees. The Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the Portfolio, upon 60 days’ prior written notice to BlackRock FM, or by BlackRock FM upon 90 days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The Subadvisory Agreement also includes a provision that causes it to terminate automatically and immediately in the event of its assignment or in the event that the Management Agreement between BIA and the Trust is terminated.

The Subadvisory Agreement generally provides that BlackRock FM would not be liable for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement except by reason of (i) willful misconduct, bad faith, reckless disregard or gross negligence of BlackRock FM in the performance of any of its duties or obligations under the Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by BlackRock FM.

The Amendment amends the Subadvisory Agreement to permit BlackRock FM to delegate any or all of its responsibilities under the Subadvisory Agreement to any affiliate of BlackRock FM, with written permission by BIA. Under the Amendment, BlackRock FM is liable for any acts or omissions of any such affiliate to which it delegates its responsibilities to the same extent as if such acts or omissions were committed by BlackRock FM itself. The Amendment further provides that BlackRock FM will compensate any such affiliate for its services under the Amendment from any fees paid to BlackRock FM by BIA, if applicable. The Amendment requires that BlackRock FM shall immediately notify BIA in the event that BlackRock FM terminates the delegation arrangement with respect to any such affiliate.

The Subadvisory Agreement, as amended by the Amendment effective December 9, 2024, was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on December 3-4, 2024. Pursuant to the terms of the Order, the Subadvisory Agreement was not required to be approved by the Portfolio’s shareholders.

Subadvisory Fee

Under the Subadvisory Agreement, BIA pays a subadvisory fee to BlackRock FM, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets and 0.300% of such assets over $500 million. Under the Amendment, there were no changes to the subadvisory fee schedule that BIA pays to BlackRock FM. For the fiscal year ended December 31, 2024, BIA paid BlackRock FM $3,136,746 in aggregate subadvisory fees with respect to the Portfolio. If the Amendment had been in effect during the fiscal year ended December 31, 2024, the fee payable by BIA to BlackRock FM with respect the Portfolio would have been the same as the fee that was paid during such period.

The Portfolio does not pay the subadvisory fees under the Subadvisory Agreement. Under the Management Agreement between the Trust and BIA relating to the Portfolio, the fees payable to BIA by the Portfolio at current asset levels, before consideration of the effect of any voluntary or contractual advisory fee waiver by BIA, are the same as they were prior to the Amendment going into effect.

The Sub-Subadvisory Agreement

The Sub-Subadvisory Agreement is attached as Exhibit 2 to this Information Statement. While the next several paragraphs briefly summarize some important provisions of the Sub-Subadvisory Agreement, you should read Exhibit 2 for a complete understanding of the Sub-Subadvisory Agreement.

The Sub-Subadvisory Agreement governs the delegation by BlackRock FM of any or all of BlackRock FM’s responsibilities pursuant to the terms of the Subadvisory Agreement to BlackRock International. Pursuant to the Sub-Subadvisory Agreement, BlackRock FM employs BlackRock International to manage the investment and reinvestment of the Portfolio’s assets delegated by BlackRock FM to BlackRock International, subject to the supervision of BIA and BlackRock FM and the control and direction of the Board, and in accordance with the Portfolio’s investment objective, policies, and restrictions as provided in the Trust’s Registration Statement, as it relates to the Portfolio (the “Registration Statement”), and the Trust’s Declaration of Trust and Bylaws.

The Sub-Subadvisory Agreement provides that it will remain in effect, unless sooner terminated, for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board or a majority of the outstanding voting securities of the Portfolio specifically approved its continuance at least annually; and further provided that such continuance is also provided annually by a majority of the Independent Trustees. The Sub-Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA, by BlackRock FM or by the vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to BlackRock International, or by BlackRock International upon 90 days’ prior written notice to BIA and BlackRock FM, or upon shorter notice as may be mutually agreed upon. The Sub-Subadvisory Agreement also includes a provision that causes it to terminate automatically and immediately in the event of its assignment or upon the termination of either (i) the Management Agreement between BIA and the Trust or (ii) the Subadvisory Agreement between BIA and BlackRock FM.

The Sub-Subadvisory Agreement generally provides that BlackRock International will not be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Subadvisory Agreement except by reason of (i) willful misconduct, bad faith, reckless disregard or gross negligence of BlackRock International in the performance of any of its duties or obligations under the Sub-Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by BlackRock International and its controlling persons.

The Portfolio does not pay the sub-subadvisory fees under the Sub-Subadvisory Agreement. Under the Sub-Subadvisory Agreement, BlackRock FM pays a sub-subadvisory fee to BlackRock International, consisting of a monthly fee in arrears at an annual rate equal to 50% of the fee received by BlackRock FM from BIA pursuant to the Subadvisory Agreement.

Effective Date

The Amendment and the Sub-Subadvisory Agreement were approved by the Board, including by a separate vote of the Independent Trustees, at the December Meeting, and the effective date of both the Amendment and the Sub-Subadvisory Agreement was as of December 9, 2024.

Material Amendments to the Subadvisory Agreement

Below is a summary description of other material amendments to the Subadvisory Agreement in the Amendment, in addition to those described above (e.g., the permitted delegation to affiliates of BlackRock FM).

The Amendment amends the provisions in the Subadvisory Agreement with respect to BlackRock FM’s commitment to seek the most favorable price when selecting brokers or dealers or other execution agents, to explicitly state that BlackRock FM should consider all factors it deems relevant, including breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions.

The Subadvisory Agreement generally provided that BlackRock FM would provide assistance and information to determine the fair value of the Portfolio’s investments. This provision is amended in the Amendment to state that BlackRock FM will be responsible for providing BIA, upon reasonable request, with reasonable and good faith fair valuations for any securities or other investments/assets in the Portfolio for which current market quotations are not readily available or reliable. The Amendment further provides that BlackRock FM agrees to promptly provide to BIA information that it receives in its capacity as agent for the Portfolio that is relevant to the valuation of securities or other investments in the Portfolio.

The Amendment adds certain provisions to the Subadvisory Agreement for which there were no comparable provisions prior to the Amendment, including provisions:

•	explicitly requiring BlackRock FM to comply with the Trust’s written compliance policies and procedures that have been furnished in writing to BlackRock FM;

•

requiring BlackRock FM to (i) promptly provide to BIA copies of its annual compliance review report (or a summary of the process and findings), (ii) promptly notify BIA of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on BlackRock FM, (iii) promptly notify BIA of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, BIA or BlackRock FM and actions taken in response to issues or items raised by the SEC, an SRO or other regulators, and (iv) promptly notify BIA of any matter that would be material to the management of the Portfolio by BlackRock FM or its affiliates in accordance with the requirements of Section 206 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

•

requiring BlackRock FM to maintain procedures regarding the use of derivatives and provide such certifications and reports regarding the use of derivatives as may be reasonably requested by the Trust or BIA;

•

requiring BlackRock FM to bear expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by BlackRock FM, including but not limited to, portfolio manager changes or disclosure changes requested by BlackRock FM that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement;

•

prohibiting BlackRock FM, in accordance with Rule 17a-10 under the 1940 Act, from consulting any other subadviser to the Portfolio or the Trust or any other investment company managed by BIA concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act;

•

permitting the Board or BIA to direct BlackRock FM to effect transactions in the Portfolio’s holdings through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment; and

•	requiring BlackRock FM to provide timely instructions to the Portfolio’s custodian to effect the investment or reinvestment of the Portfolio’s assets.

III.	Board Considerations

At the December Meeting, the Board, including a majority of the Independent Trustees, approved the Amendment to the Subadvisory Agreement for the Portfolio with the Subadviser, permitting the delegation of certain responsibilities of the Subadviser to an affiliate of the Subadviser with written permission from the Adviser and approved the Sub-Subadvisory Agreement. The Board observed that the Amendment permitted the delegation (the “Delegation”) to the Sub-Subadviser of the responsibilities of the Subadviser with respect to transactions involving foreign fixed income securities in Europe and other foreign countries. The Board further considered that the Amendment was proposed by the Adviser for the Board’s approval based on the Subadviser’s representations to the Adviser that the Delegation would increase efficiencies in the execution of the Portfolio’s foreign fixed income transactions.

In assessing the Adviser’s recommendation to approve the Amendment and the Sub-Subadvisory Agreement, the Board considered the Subadviser’s representations to the Adviser that the Sub-Subadviser, like the Subadviser, is a wholly-owned subsidiary of BlackRock, Inc., and that the Sub-Subadviser is subject to the same global compliance policies as the Subadviser. The Board also considered the Adviser’s representations that (i) there are no changes to the Subadviser’s duties and responsibilities to the Portfolio in connection with the Delegation and the Subadviser will remain liable under the Agreement for any acts or omissions of the Sub-Subadviser to the same extent as if the Sub-Subadviser’s acts or omissions were committed by the Sub-Adviser and (ii) the Portfolio would not experience any increase in aggregate fees paid for investment advisory services as a result of the Delegation.

The Adviser provided a representation to the Board that, after a review of the scope and terms of the Delegation and its potential implications for the Portfolio, the Adviser had concluded that the Portfolio could expect to continue to receive subadvisory services of at least the same scope, nature and quality under the Agreement following the Delegation as it received before the Delegation.

Based on the foregoing and other relevant considerations, at the December Meeting, the Board, including a majority of the Independent Trustees, voted to approve the Amendment and the Sub-Subadvisory Agreement. The Board concluded that, in light of all factors considered, the terms of the Amendment and the Sub-Subadvisory Agreement, including fee rates, were fair and reasonable.

IV.	The Subadviser

BlackRock FM is the Subadviser to the Portfolio. BlackRock FM is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc., and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $11.6 trillion as of December 31, 2024. BlackRock, Inc., is located at 50 Hudson Yards, New York, New York 10001.

BlackRock International is a wholly-owned subsidiary of BlackRock, Inc. and is located at Exchange Place One, 1 Semple Street, Edinburgh, United Kingdom EH3 8BL.

The Portfolio is managed by a team of investment professionals at BlackRock FM. The lead members of the team are Mitchell Garfin, CFA, Managing Director of BlackRock FM since 2009, and David Delbos, Managing Director of BlackRock FM since 2012. Mr. Delbos has been managing the Portfolio since 2014 and Mr. Garfin has been managing the Portfolio since 2009.

Following is a list of the directors and principal executive officers of BlackRock, Inc. and their principal occupations. The address of each person listed with respect to their position with BlackRock, Inc., unless noted otherwise, is: c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

Name	Principal Occupation at BlackRock, Inc.
Laurence Fink	Chairman and Chief Executive Officer
Robert Kapito	President
Robert Goldstein	Chief Operating Officer and Director
Edward J. Fishwick	Chief Risk Officer
Christopher J. Meade	General Counsel and Chief Legal Officer
Charles C.S. Park	Chief Compliance Officer of all U.S. Registered Investment Advisers
James Raby	Global Head of Compliance
Martin Small	Chief Financial Officer and Director
Robert A. Dickson	Director

BlackRock FM acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2024

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
BlackRock High Yield Fund	First $1 billion at 0.50% Next $1 billion at 0.45% Next $1 billion at 0.425% Next $22 billion at 0.40% Next $5 billion at 0.375% Thereafter at 0.350%	Affiliated mutual fund	$25,721,186,459
BlackRock High Yield V.I. Fund	First $250 million at 0.55% Next $250 million at 0.50% Next $250 million at 0.45% Thereafter at 0.40%	Affiliated mutual fund	$1,017,276,023
BlackRock High Yield Portfolio	First $250 million at 0.50% Next $50 million at 0.45% Next $100 million at 0.40% Next $400 million at 0.35% Thereafter at 0.30%	Affiliated mutual fund	$20,823,236
Subadvised Fund A	First $1 billion at 0.22% Thereafter at 0.20%	Unaffiliated sub-advised mutual fund	$3,262,262,591
Subadvised Fund B	0.25%	Unaffiliated sub-advised mutual fund	$72,013,161

V.	Changes in the Portfolio’s Investment Styles and Changes in the Portfolio’s Risks

There have been no changes to the Portfolio’s portfolio managers, investment objectives, or principal investment strategies and risks in connection with the Amendment and the Sub-Subadvisory Agreement.

VI.	Portfolio Transactions

Subject to the supervision and control of BIA and the Board, BlackRock FM is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. BlackRock FM is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange.

Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, BlackRock FM only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, BlackRock FM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

In selecting brokers to effect transactions for the Portfolio, BlackRock FM may consider the brokerage and research services provided by a broker. BlackRock FM may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The practice of using the Portfolio’s commission dollars to pay for brokerage and research services is sometimes referred to as “soft dollars.” BlackRock FM must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or BlackRock FM’s overall responsibilities to the Portfolio and its other clients. BlackRock FM’s authority to cause the Portfolio to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, the Trust may cause the Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which the Portfolio is required to pay or for which the Portfolio is required to arrange payment (“Directed Brokerage”). The Board will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2024, the Portfolio paid $14,865 in brokerage commissions, and the Portfolio did not pay any brokerage commissions to affiliated brokers.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A and Class B shares of the Portfolio outstanding was 39,029,969.622 and 93,098,871.600, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Metropolitan Tower Life Insurance Company and their respective affiliates (individually an “Insurance Company” and collectively the “Insurance Companies”), through their separate accounts, and Brighthouse Balanced Plus Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio and Brighthouse Asset Allocation 80 Portfolio are the record owners of all of the shares of the Portfolio. All of the shares of Brighthouse Balanced Plus Portfolio, Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio and Brighthouse Asset Allocation 80 Portfolio are owned by the Insurance Companies or their separate accounts.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of beneficial interest of each class of the Portfolio.

To the Trust’s knowledge, no contract owners, as of the Record Date, were entitled to give voting instructions to an Insurance Company with respect to 5% or more of a class of the Portfolio’s outstanding shares. As of the Record Date, the portfolios listed below were the record owners of 5% or more of a class of the Portfolio’s outstanding shares. The address of each portfolio listed below is c/o Brighthouse Funds Trust I, 11225 North Community House Road, Charlotte, North Carolina 28277.

BlackRock High Yield Portfolio – Class A	Number of Shares	Percentage of Class
Brighthouse Asset Allocation 40 Portfolio	317,923.521	8.40%
Brighthouse Asset Allocation 60 Portfolio	10,111,381.688	25.91%
Brighthouse Asset Allocation 80 Portfolio	8,190,487.923	20.99%
Brighthouse Balanced Plus Portfolio - Class B	6,627,683.567	16.98%

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at 11225 North Community House Road, Charlotte, North Carolina 28277, or by calling 1-800-882-1292. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST I

AMENDMENT NO. 2 TO THE INVESTMENT ADVISORY AGREEMENT

(BlackRock High Yield Portfolio)

This Amendment No. 2 to the Investment Advisory Agreement (the “Agreement”) dated August 4, 2017, by and between Brighthouse Investment Advisers, LLC (the “Manager”) and BlackRock Financial Management, Inc. (the “Adviser”) with respect to BlackRock High Yield Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I (the “Trust”), is entered into effective the 9th of December, 2024.

WHEREAS, the Agreement provides for the Adviser to provide certain investment advisory services for the Manager, for which the Adviser is to receive agreed upon fees; and

WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and, for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

(1) Section 2 is amended and restated in its entirety to read as follows:

2.  Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

a.

The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement, as it relates to the Portfolio (the “Registration Statement”) and the Trust’s Declaration of Trust and Bylaws (collectively, the “Charter Documents”), as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder and any written instructions, including those relating to policies and guidelines which the Manager or the Trust’s Board of Trustees may issue from time-to-time, and in accordance with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and the rules and regulations thereunder. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render such reports to the Trust’s Board of Trustees, the Manager and the Portfolio’s administrator as they may reasonably request concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Manager and the Portfolio’s administrator at their reasonable request. Unless the Manager gives the Adviser written instructions to the contrary, the Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b.	Absent instructions from the Manager to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the

Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Adviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Adviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Adviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and the Manager may determine and applicable law, including Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Portfolio and to other clients of the Adviser as to which the Adviser exercises investment discretion.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Manager may direct the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. The Manager acknowledges that, to the extent the Adviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Adviser used other or multiple brokers.

c.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager or any person retained by the Trust at all reasonable times. The Adviser will furnish copies of such records to the Manager or the Trust within a reasonable time after receipt of a request from either the Manager or the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d.

In accordance with Rule 206(4)-7 under the Advisers Act, the Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Adviser and its supervised persons. Further, the Adviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

e.	The Adviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act, provided such policies and procedures have been furnished in writing to the Adviser;

ii.	Promptly provide to the Manager copies of its annual compliance review report (or a summary of the process and findings) to the extent applicable to the Adviser’s management of the Portfolio;

ii.

Notify the Manager promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Adviser;

iv.

Notify the Manager promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Manager or the Adviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators; and

v.

Promptly notify the Manager of any matter that would be material to the management of the Portfolio by the Adviser or its affiliated persons, in accordance with the requirements of Section 206 of the Advisers Act.

f.

The Adviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Manager.

g.

The Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses.

h.

The Adviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code. The Adviser shall provide timely notice each calendar quarter that, based on the Adviser’s review, such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

i.

The Adviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Adviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Adviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

j.

The Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Form 13F on behalf of the Portfolio. The Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

k.

The Adviser shall be responsible for providing the Manager, upon reasonable request, with reasonable and good faith fair valuations for any securities or other investments/assets in the Portfolio for which current market quotations are not readily available or reliable. The Manager acknowledges that the Adviser is not the valuation designee for the Portfolio for purposes of Rule 2a-5 under the 1940 Act and shall not be responsible for determining the fair value of any securities or other investments/assets in the Portfolio. The Adviser acknowledges that it may from time to time receive in its capacity as agent for the Portfolio information that is relevant to valuation of securities or other investments/assets in the Portfolio and agrees to promptly provide any such information to the Manager. The Manager acknowledges that certain information, data or analyses may be proprietary to the Adviser or otherwise consist of nonpublic information, and agrees that nothing in this Agreement shall require the Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements.

l.

The Adviser will notify the Trust and the Manager of any assignment of this Agreement or change of control of the Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Adviser, in each case prior to or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Adviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Adviser identified in the prospectus or Statement of Additional Information.

m.

The Adviser may in its sole discretion, and in accordance with the Registration Statement and applicable law, invest the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or non-registered, for which the Adviser or any of its affiliates serves as investment adviser (“Affiliated Fund”). Consistent with its fiduciary obligation to the Portfolio, the Adviser will make such investments only if in its view, after considering factors deemed relevant by the Adviser, an investment in an Affiliated Fund would be in the best interests of the Portfolio and comparable to similar investment opportunities. In connection with such investments, the Adviser agrees to waive its fees for managing the Portfolio in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in an Affiliated Fund.

n.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Adviser shall not consult with any other subadviser to the Portfolio (other than an affiliate of the Adviser to which the Adviser has delegated any or all of its responsibilities hereunder) or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

(2) Section 4 is amended and restated in its entirety to read as follows:

4.  Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Adviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager’s code of ethics, unless specifically adopted by the Adviser.

(3) Section 6.b. is amended and restated in its entirety to read as follows:

b.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder, (ii) any failure by the Manager to notify the Adviser, as required herein, of changes to the Registration Statement or any Charter Requirements that leads to any such losses, claims, damages, liabilities or litigation to which any of the Adviser Indemnitees may be subject or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by an Adviser Indemnitee for use therein.

(4) Section 7 is amended and restated in its entirety to read as follows:

7.  Limitation of Trust’s Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Adviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

(5) Section 8 is amended and restated in its entirety to read as follows:

8.  Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Manager or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Adviser, or by the Adviser upon 90 days’ prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Adviser and the Manager, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

(6) Section 9 is amended to add the following as the last sentence of the first paragraph of that section:

“All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.”

(7) Section 12 is amended and restated in its entirety to read as follows:

12.  Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Adviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Adviser shall provide to the Manager a list of the persons whom the Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

(8) Section 14 is amended to add the following as the first sentence of that section:

“The Trust is an intended third-party beneficiary of this Agreement.”

(9) The following sections are added to the end of the Agreement:

15.  Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I 11225 North Community House Road Charlotte, North Carolina 28277 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Manager:	Brighthouse Investment Advisers, LLC 11225 North Community House Road Charlotte, North Carolina 28277 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)
If to Adviser:	BlackRock Financial Management, Inc. 50 Hudson Yards New York, New York 10001 Attn: Email:

16. Delegation.

a.

The Adviser may from time to time and with the written permission of the Manager delegate to any affiliate of the Adviser any or all of the responsibilities of the Adviser hereunder (but shall not delegate any of the rights of the Adviser hereunder); provided, however, that the Adviser shall be liable under this Agreement for any acts or omissions of any such affiliate to the same extent as if such acts or omissions were committed by the Adviser itself.

b.

If applicable, the Adviser shall compensate any such affiliate for its services with respect to the Portfolio from any fees paid to the Adviser by the Manager. In no event shall any such affiliate be entitled to any compensation hereunder from any person other than the Adviser (including without limitation the Manager, the Trust or the Portfolio).

c.

In the event the Adviser terminates the delegation arrangement described in this section with respect to any such affiliate, the Adviser shall notify the Manager of such termination immediately after the Adviser has provided notice of such termination to the affiliate.

(10) All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Sean Baker
Name: Sean Baker
Title: Managing Director

Exhibit 2

SUB-SUBADVISORY AGREEMENT

AGREEMENT made as of this 9th day of December, 2024, by and between BlackRock Financial Management, Inc., a Delaware corporation (“BlackRock”) (the “Adviser”), BlackRock International Limited, a corporation organized under the laws of Scotland (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Manager serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the BlackRock High Yield Portfolio (the “Portfolio”); and

WHEREAS, the Adviser serves as subadviser of the Portfolio pursuant to an investment advisory agreement dated August 4, 2017, as amended from time to time (the “Subadvisory Agreement”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

WHEREAS, the Subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager and the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.  Employment of the Subadviser. If, and only to the extent that, the Adviser delegates to the Subadviser any or all of the responsibilities of the Adviser under the Subadvisory Agreement pursuant to the terms thereof, the Adviser hereby employs the Subadviser, subject to the supervision of the Manager and the Adviser, to manage the investment and reinvestment of the assets of the Portfolio so delegated by the Adviser to the Subadviser, subject to the control and direction of the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Trust’s Board of Trustees to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager’s and the Trust’s agent and attorney-in-fact.

The Subadviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, until it or the Adviser has received written notice of any such change from the Manager. The Manager shall timely furnish the Subadviser or the Adviser with such additional information as may be reasonably necessary for or requested by the Subadviser to perform its responsibilities pursuant to this Agreement.

The Manager shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

2.  Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services and to assume the following obligations:

a.

The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager or the Adviser, subject to and in accordance with the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement, as it relates to the Portfolio (the “Registration Statement”) and the Trust’s Declaration of Trust and Bylaws (collectively, the “Charter Documents”), as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder and any written instructions, including those relating to policies and guidelines which the Manager, the Adviser or the Trust’s Board of Trustees may issue from time-to-time, and in accordance with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and the rules and regulations thereunder. In pursuance of the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Subadviser shall render such reports to the Trust’s Board of Trustees, the Manager, the Adviser and the Portfolio’s administrator as they may reasonably request concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Manager, the Adviser and the Portfolio’s administrator at their reasonable request. Unless the Manager or the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b.

Absent instructions from the Manager or the Adviser to the contrary and to the extent provided in the Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees, the Manager and the Adviser may determine and applicable law, including Section 28(e) of the Securities Exchange Act of 1934, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

Subject to seeking the most favorable price and execution, the Board of Trustees, the Manager or the Adviser may direct the Subadviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. The Manager acknowledges that, to the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

c.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Manager, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Manager, the Adviser or the Trust within a reasonable time after receipt of a request from either the Manager, the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

e.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act, provided such policies and procedures have been furnished in writing to the Subadviser;

ii.

Promptly provide to the Manager and the Adviser copies of its annual compliance review report (or a summary of the process and findings), but only to the extent that such materials are applicable to the Subadviser’s management of the Portfolio;

iii.

Notify the Manager and the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser; and

iv.

Notify the Manager and the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Manager, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators; and

v.

Promptly notify the Manager and the Adviser of any matter that would be material to the management of the Portfolio by the Subadviser or its affiliated persons, in accordance with the requirements of Section 206 of the Advisers Act.

f.

The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust, the Manager or the Adviser.

g.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Manager, the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses.

h.

The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

i.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Form 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio; provided, however the Subadviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

j.

The Adviser, on behalf of the Subadviser, and with the input of the Subadviser where appropriate, shall be responsible for providing the Manager, upon reasonable request, with reasonable and good faith fair valuations for any securities or other investments/assets in the Portfolio for which current market quotations are not readily available or reliable. The Manager acknowledges that the Subadviser is not the valuation designee for the Portfolio for purposes of Rule 2a-5 under the 1940 Act and shall not be responsible for determining the fair value of any securities or other investments/assets in the Portfolio. The Subadviser acknowledges that it may from time to time receive in its capacity as agent for the Portfolio information that is relevant to valuation of securities or other investments/assets in the Portfolio and agrees to promptly provide any such information to the Manager and the Adviser. The Manager acknowledges that certain information, data or analyses may be proprietary to the Subadviser or otherwise consist of nonpublic information, and agrees that nothing in this Agreement shall require the Subadviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements.

k.

The Subadviser will notify the Trust, the Manager and the Adviser of any assignment of this Agreement or change of control of the Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

l.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio (other than the Adviser or another affiliate of the Adviser to which the Adviser has delegated any or all of its responsibilities under the Subadvisory Agreement) or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

m.

Based on the information supplied by the Manager and Adviser, the Subadviser has categorized the Manager and Adviser each as a Professional Client (as defined in the rules of the Financial Conduct Authority of the United Kingdom). By accepting the provision of the services, the Manager and Adviser each acknowledges and agrees with its categorization. The Manager and Adviser each has the right to request a different categorisation at any time from the Subadviser. However, the Subadviser only provides services to Professional Clients and will no longer be able to provide services to the Manager nor Adviser in the event of a request for change.

3.  Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee as set forth in Schedule A hereto. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets shall be computed at the times and in the manner specified in the Registration Statement.

4.  Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1 of the 1940 Act and shall not be subject to any other code of ethics, including the Manager’s code of ethics, unless specifically adopted by the Subadviser.

5.  Use of Names. The Subadviser hereby consents to the Portfolio being named the BlackRock High Yield Portfolio. The Subadviser shall not use the name of the Trust, the Manager or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Manager and the Adviser recognize that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “BlackRock” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6.  Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise (“Losses”) arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder, (ii) any failure by the Manager to notify the Subadviser, as required herein, of changes to the Registration Statement or any Charter Requirements that leads to any such losses, claims, damages, liabilities or litigation to which any of the Subadviser Indemnitees may be subject or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by a Subadviser Indemnitee for use therein; provided that neither the Manager nor the Trust shall be liable for, and the Manager shall not be obligated to indemnify and hold harmless the Subadviser Indemnitees against, any and all Losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the Subadvisory Agreement or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser or any affiliated person thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or any controlling person (as described in Section 15 of the 1933 Act) for use therein.

7.  Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8.  Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Manager, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Manager and the Adviser, or upon such shorter notice as may be mutually agreed upon. In the event of termination of this Agreement by the Adviser, the

Adviser shall notify the Manager of such termination immediately after the Adviser has provided notice of such termination to the Subadviser. This Agreement shall terminate automatically and immediately upon termination of either (i) the Management Agreement between the Manager and the Trust or (ii) the Subadvisory Agreement between the Manager and the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser, the Manager and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9.  Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Manager, the Adviser and the Subadviser hereby consent to the disclosure to third parties of (i) investment results and other data of the Manager, the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Manager, the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10.  Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.  Client Money, Custodian, and Custody of Investments.

The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. The Subadviser shall provide to the Manager a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13.  Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I
11225 North Community House Road
Charlotte, North Carolina 28277
Attn: Kristi Slavin
kslavin@brighthousefinancial.com (e-mail)

If to Manager:	Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	BlackRock Financial Management, Inc.
50 Hudson Yards
New York, New York 10001
Attn:
Email:

If to Subadviser:	BlackRock International Limited
Exchange Place One 1 Semple Street
Edinburgh EH3 8BL
United Kingdom
Attn:
Email:

14. Information.

a.

The Manager hereby acknowledges that it and the Trustees of the Trust have been provided with, and the Adviser hereby acknowledges that it has been provided with, a copy of Part II of the Subadviser’s Form ADV.

b.

The Manager confirms that it has been provided with a copy of the Supplemental Disclosures, which includes a summary of the Subadviser’s order execution policy (the “Order Execution Policy”). The Manager confirms that it has read and understood the Order Execution Policy. Subject to the Manager’s separate express written consent: (i) the Subadviser may trade through brokers/counterparties and/or outside of a Trading Venue (as defined in the FCA Rules), and (ii) trade execution resulting from the Subadviser’s decisions to deal on the Manager’s or Portfolio’s behalf, or instructions received from the Manager, may be effected by an affiliate of the Subadviser, which will act in accordance with the Order Execution Policy, provided, however, that nothing in this paragraph shall relieve the Subadviser of its duties and obligations pursuant to this Agreement, applicable law, including the 1940 Act, or the Trust’s policies and procedures.

c.

Client Limit Orders: The Manager instructs the Subadviser not to make public any client limit orders (being a specific instruction from the Subadviser to buy or sell a financial instrument at a specific price limit or better and for a specified size) in respect of shares admitted to trading on Regulated Market or traded on a Trading Venue (both as defined in the FCA Rules) which are not immediately executed under prevailing market conditions.

15. Conflicts.

a.

The Subadviser maintains a program for compliance with regulatory requirements including those related to conflicts of interest. The Subadviser identifies and monitors potential conflicts and how actual conflicts are mitigated and resolved. Please refer to the Supplemental Disclosures for a description of potential conflicts of interest that may apply to the Services.

b.

Ability to Transact even if Conflicted: The Subadviser is a subsidiary of the BlackRock, Inc., the ultimate holding company of the BlackRock group. The Manager agrees that the Subadviser may effect transactions in respect of which the Subadviser or a member of the BlackRock Group has directly or indirectly a material interest or a relationship of any description with another party which may involve a conflict with the Subadviser’s duty to the Manager, if disclosed specifically to the Manager and, provided, however, that nothing in this paragraph shall relieve the Subadviser of its duties and obligations pursuant to this Agreement, applicable law, including the 1940 Act, or the Trust’s policies and procedures.

16.  Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Sean Baker
Name:	Sean Baker
Title:	Managing Director

BLACKROCK INTERNATIONAL LIMITED

By:	/s/ Hannah Burns
Name:	Hannah Burns
Title:	Director

The Subadviser is authorised and regulated by the Financial Conduct Authority under FCA firm reference number 178638. The FCA’s address is 12 Endeavour Square, London, E20 1JN.

The Manager can verify these details on the FCA register by visiting the FCA’s website www.fca.org.uk or by contacting the FCA on +44 (0) 20 7066 1000.